UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2006
                                                          --------------

                        MONADNOCK COMMUNITY BANCORP, INC.
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Federal                        000-50810                42-1634975
-----------------------------     ---------------------     -------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
  of Incorporation)                                         Identification No.)


One Jaffrey Road, Peterborough, NH                               03458
----------------------------------                               -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (603) 924-9654
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events
                ------------

     By a press release dated March 17, 2006, the Company announced the filing of a Registration Statement on Form SB-2.


Item 9.01.      Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired. Not Applicable.

(b)  Pro Forma Financial Information. Not Applicable.

(c)  Shell Company Transaction. Not applicable.

(d)  Exhibits.

     Exhibit No.        Description
     -----------        -----------

     99.1 Press release dated March 17, 2006, announcing the filing of a Registration Statement on Form SB-2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          MONADNOCK COMMUNITY BANCORP, INC.


DATE:  March 17, 2006                 By: /s/ Karl F. Betz
                                          --------------------------------------
                                          Karl F. Betz
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

                                  EXHIBIT INDEX

        Exhibit No.                Description
        -----------                -----------
        99.1 Press release dated March 17, 2006, announcing the filing of a Registration Statement on Form SB-2.